                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)   January 31, 2002
                                                     -----------------------


                      INTERTRUST TECHNOLOGIES CORPORATION
   -------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

       Delaware                 000-27287                  52-1672106
   -------------------------------------------------------------------------
   (State or Other            (Commission               (IRS Employer
    Jurisdiction of            File Number)              Identification No.)
    Incorporation)

       4750 Patrick Henry Drive, Santa Clara, California        95054
   -------------------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)

   Registrant's telephone number, including area code (408) 855-0100
                                                     -----------------------

                                     None.
   -------------------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         In a press release dated January 31, 2002, InterTrust Technologies Corporation ("InterTrust") (Nasdaq:ITRU) announced the appointment of Lester Hochberg and Robert Walker to its Board of Directors.

         The information which is set forth in InterTrust's Press Release dated January 31, 2002 is incorporated by reference.


ITEM 7.  EXHIBITS

(c)  EXHIBITS:

      Exhibit
      Number
      -------
      99.1      Text of Press Release dated January 31, 2002.





                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      InterTrust Technologies Corporation
                                      -----------------------------------
                                      (Registrant)


Date:  January 31, 2002               By:    /s/ David Lockwood
                                          -------------------------------
                                          David Lockwood
                                          President




                                       3

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                       INTERTRUST TECHNOLOGIES CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number
-------

99.1             Text of Press Release dated January 31, 2002.


                                      E-1